Exhibit 99.1

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in millions, except per share data)

	Three Months Ended
	June 25, 2021	Percent of Net sales	June 26, 2020	Percent of Net sales
Net sales (includes retrospective one-time charge of $534.4 million related to the Medicaid lawsuit for the three months ended June 26, 2020)	$546.4	100.0%	$166.5	100.0%
Cost of sales	331.6	60.7	386.7	232.3
Gross profit (loss)	214.8	39.3	(220.2)	(132.3)
Selling, general and administrative expenses	145.0	26.5	231.3	138.9
Research and development expenses	52.8	9.7	82.9	49.8
Restructuring charges, net	6.1	1.1	14.4	8.6
Non-restructuring impairment charges	—	—	63.5	38.1
Gains on divestiture	—	—	(0.6)	(0.4)
Opioid-related litigation settlement loss	—	—	8.5	5.1
Medicaid lawsuit	—	—	105.3	63.2
Operating income (loss)	10.9	2.0	(725.5)	(435.7)
Interest expense	(52.4)	(9.6)	(64.2)	(38.6)
Interest income	—	—	1.0	0.6
Other income (expense), net	11.3	2.1	(0.6)	(0.4)
Reorganization items, net	(109.5)	(20.0)	—	—
Loss from continuing operations before income taxes	(139.7)	(25.6)	(789.3)	(474.1)
Income tax (benefit) expense	(33.5)	(6.1)	161.3	96.9
Loss from continuing operations	(106.2)	(19.4)	(950.6)	(570.9)
Income from discontinued operations, net of income taxes	0.4	0.1	17.5	10.5
Net loss	$(105.8)	(19.4)%	$(933.1)	(560.4)%

Basic loss per share:
Loss from continuing operations	$(1.25)		$(11.25)
Income from discontinued operations	—		0.21
Net loss	$(1.25)		$(11.04)
Diluted loss per share:
Loss from continuing operations	$(1.25)		$(11.25)
Income from discontinued operations	—		0.21
Net loss	$(1.25)		$(11.04)
Weighted-average number of shares outstanding
Basic weighted-average shares outstanding	84.7		84.5
Diluted weighted-average shares outstanding	84.7		84.5

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
CONSOLIDATED ADJUSTED EBITDA
(unaudited, in millions)

	Three Months Ended
	June 25, 2021				June 26, 2020
	Gross Profit	SG&A	R&D	Adjusted EBITDA	Gross Profit	SG&A	R&D	Adjusted EBITDA
Net loss	$214.8	$145.0	$52.8	$(105.8)	$(220.2)	$231.3	$82.9	$(933.1)
Adjustments:
Interest expense, net	—	—	—	52.4	—	—	—	63.2
Income taxes	—	—	—	(33.5)	—	—	—	161.3
Depreciation (1)	17.0	(4.3)	(1.5)	22.8	17.5	(5.5)	(1.7)	24.7
Amortization	144.4	(0.8)	—	145.2	190.8	(0.8)	—	191.6
Restructuring charges, net	—	—	—	6.1	—	—	—	14.4
Non-restructuring impairment charge	—	—	—	—	—	—	—	63.5
Income from discontinued operations	—	—	—	(0.4)	—	—	—	(17.5)
Change in contingent consideration fair value	—	(5.3)	—	5.3	—	4.9	—	(4.9)
Significant legal and environmental charges	—	—	—	—	534.4	(17.2)	—	665.4
Gains on divestiture	—	—	—	—	—	—	—	(0.6)
Separation costs	—	(0.3)	—	0.3	—	(20.7)	—	20.7
Unrealized (gain) loss on equity investment	—	—	—	(4.8)	—	—	—	2.4
R&D upfront payment	—	—	—	—	—	—	(5.0)	5.0
Reorganization items, net	—	—	—	109.5	—	—	—	—
Share-based compensation	0.1	(1.9)	(0.4)	2.4	0.3	(5.2)	(1.1)	6.6
As adjusted:	$376.3	$132.4	$50.9	$199.5	$522.8	$186.8	$75.1	$262.7

(1)Includes $0.6 million of accelerated depreciation in selling general and administrative ("SG&A") related to restructuring charges incurred during the three months ended June 25, 2021.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SEGMENT OPERATING INCOME (1)
(unaudited, in millions)

	Three Months Ended
	June 25, 2021	June 26, 2020
Specialty Brands	$186.6	$252.7
Specialty Generics	26.9	49.2
Segment operating income	213.5	301.9
Unallocated amounts:
Corporate and unallocated expenses (2)	(25.7)	(52.7)
Depreciation and amortization	(168.1)	(216.3)
Share-based compensation	(2.4)	(6.6)
Restructuring charges, net	(6.1)	(14.4)
Non-restructuring impairment charge	—	(63.5)
Separation costs	(0.3)	(20.7)
R&D upfront payment	—	(5.0)
Opioid-related litigation settlement loss	—	(8.5)
Medicaid lawsuit	—	(639.7)
Operating income (loss)	$10.9	$(725.5)
(1)During the three months ended September 25, 2020, the Company began excluding depreciation and share-based compensation from its evaluation of the operating results of its segments. As a result, prior period segment operating income has been recast to reflect this change on a comparable basis.
(2)Includes administration expenses and certain compensation, legal, environmental and other costs not charged to the Company's reportable segments.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SEGMENT NET SALES AND CONSTANT-CURRENCY GROWTH
(unaudited, in millions)

	Three Months Ended
	June 25, 2021	June 26, 2020	Percent change	Currency impact	Constant-currency growth
Specialty Brands	$381.5	$522.8	(27.0)%	0.4%	(27.4)%
Specialty Generics	164.9	178.1	(7.4)	0.2	(7.6)
Segment net sales	546.4	700.9	(22.0)	0.3	(22.3)
Medicaid lawsuit	—	(534.4)	*	*	*
Net sales	$546.4	$166.5	228.2%	0.3%	227.9%
*Not meaningful

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SELECT PRODUCT LINE NET SALES AND CONSTANT-CURRENCY GROWTH
(unaudited, in millions)

	Three Months Ended
	June 25, 2021	June 26, 2020	Percent change	Currency impact	Constant-currency growth
Specialty Brands
Acthar Gel	$151.5	$213.7	(29.1)%	—%	(29.1)%
INOmax	105.9	154.9	(31.6)	0.2	(31.8)
Ofirmev	6.5	52.4	(87.6)	—	(87.6)
Therakos	68.5	47.8	43.3	3.5	39.8
Amitiza	44.8	49.4	(9.3)	—	(9.3)
Other	4.3	4.6	(6.5)	—	(6.5)
Specialty Brands Total	381.5	522.8	(27.0)	0.4	(27.4)

Specialty Generics
Hydrocodone (API) and hydrocodone-containing tablets	20.5	25.4	(19.3)	—	(19.3)
Oxycodone (API) and oxycodone-containing tablets	17.1	15.0	14.0	—	14.0
Acetaminophen (API)	51.7	55.5	(6.8)	—	(6.8)
Other controlled substances	69.0	77.8	(11.3)	0.5	(11.8)
Other	6.6	4.4	50.0	—	50.0
Specialty Generics Total	164.9	178.1	(7.4)	0.2	(7.6)
Segment net sales	546.4	700.9	(22.0)	0.3	(22.3)
Medicaid lawsuit	—	(534.4)	*	*	*
Net sales	$546.4	$166.5	228.2%	0.3%	227.9%
*Not meaningful

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in millions, except per share data)

	Six Months Ended
	June 25, 2021	Percent of Net sales	June 26, 2020	Percent of Net sales
Net sales (includes retrospective one-time charge of $534.4 million related to the Medicaid lawsuit for the six months ended June 26, 2020)	$1,104.4	100.0%	$832.3	100.0%
Cost of sales	639.2	57.9	768.7	92.4
Gross profit	465.2	42.1	63.6	7.6
Selling, general and administrative expenses	281.0	25.4	462.4	55.6
Research and development expenses	119.0	10.8	160.3	19.3
Restructuring charges, net	6.5	0.6	12.6	1.5
Non-restructuring impairment charges	64.5	5.8	63.5	7.6
Losses (gains) on divestiture	0.8	0.1	(0.4)	—
Opioid-related litigation settlement gain	—	—	(8.3)	(1.0)
Medicaid lawsuit	—	—	105.3	12.7
Operating loss	(6.6)	(0.6)	(731.8)	(87.9)
Interest expense	(112.0)	(10.1)	(138.7)	(16.7)
Interest income	1.9	0.2	4.5	0.5
Other income, net	19.4	1.8	1.1	0.1
Reorganization items, net	(203.0)	(18.4)	—	—
Loss from continuing operations before income taxes	(300.3)	(27.2)	(864.9)	(103.9)
Income tax (benefit) expense	(49.9)	(4.5)	142.4	17.1
Loss from continuing operations	(250.4)	(22.7)	(1,007.3)	(121.0)
Income from discontinued operations, net of income taxes	0.7	0.1	24.0	2.9
Net loss	$(249.7)	(22.6)%	$(983.3)	(118.1)%

Basic loss per share:
Loss from continuing operations	$(2.96)		$(11.95)
Income from discontinued operations	0.01		0.28
Net loss	$(2.95)		$(11.66)
Diluted loss per share:
Loss from continuing operations	$(2.96)		$(11.95)
Income from discontinued operations	0.01		0.28
Net loss	$(2.95)		$(11.66)
Weighted-average number of shares outstanding:
Basic	84.7		84.3
Diluted	84.7		84.3

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
CONSOLIDATED ADJUSTED EBITDA
(unaudited, in millions)

	Six Months Ended
	June 25, 2021				June 26, 2020
	Gross Profit	SG&A	R&D	Adjusted EBITDA	Gross Profit	SG&A	R&D	Adjusted EBITDA
Net loss	$465.2	$281.0	$119.0	$(249.7)	$63.6	$462.4	$160.3	$(983.3)
Adjustments:
Interest expense, net	—	—	—	110.1	—	—	—	134.2
Income taxes	—	—	—	(49.9)	—	—	—	142.4
Depreciation (1)	34.9	(9.1)	(3.1)	47.1	35.9	(10.8)	(3.5)	50.2
Amortization	288.8	(1.7)	—	290.5	387.5	(1.7)	—	389.2
Restructuring charges, net	—	—	—	6.5	—	—	—	12.6
Non-restructuring impairment charges	—	—	—	64.5	—	—	—	63.5
Income from discontinued operations	—	—	—	(0.7)	—	—	—	(24.0)
Change in contingent consideration fair value	—	5.5	—	(5.5)	—	5.7	—	(5.7)
Significant legal and environmental charges	—	—	—	—	534.4	(39.7)	—	671.1
Losses (gains) on divestiture	—	—	—	0.8	—	—	—	(0.4)
Separation costs	—	(0.9)	—	0.9	—	(42.0)	—	42.0
Unrealized gain on equity investment	—	—	—	(11.7)	—	—	—	(3.0)
R&D upfront payment	—	—	—	—	—	—	(5.0)	5.0
Reorganization items, net	—	—	—	203.0	—	—	—	—
Share-based compensation	0.3	(4.7)	(1.0)	6.0	0.6	(10.6)	(2.1)	13.3
As adjusted:	$789.2	$270.1	$114.9	$411.9	$1,022.0	$363.3	$149.7	$507.1

(1)Includes $1.3 million of accelerated depreciation in SG&A related to restructuring charges incurred during the six months ended June 25, 2021.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SEGMENT OPERATING INCOME (1)
(unaudited, in millions)

	Six Months Ended
	June 25, 2021	June 26, 2020
Specialty Brands	$398.7	$473.2
Specialty Generics	58.6	112.4
Segment operating income	457.3	585.6
Unallocated amounts:
Corporate and unallocated expenses (2)	(48.3)	(110.2)
Depreciation and amortization	(337.7)	(439.4)
Share-based compensation	(6.0)	(13.3)
Restructuring charges, net	(6.5)	(12.6)
Non-restructuring impairment charges	(64.5)	(63.5)
Separation costs	(0.9)	(42.0)
R&D upfront payment	—	(5.0)
Opioid-related litigation settlement gain	—	8.3
Medicaid lawsuit	—	(639.7)
Operating loss	$(6.6)	$(731.8)
(1)During the three months ended September 25, 2020, the Company began excluding depreciation and share-based compensation from its evaluation of the operating results of its segments. As a result, prior period segment operating income has been recast to reflect this change on a comparable basis.
(2)Includes administration expenses and certain compensation, legal, environmental and other costs not charged to the Company's reportable segments.

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SEGMENT NET SALES AND CONSTANT-CURRENCY GROWTH
(unaudited, in millions)

	Six Months Ended
	June 25, 2021	June 26, 2020	Percent change	Currency impact	Constant-currency growth
Specialty Brands	$789.9	$1,013.4	(22.1)%	0.4%	(22.5)%
Specialty Generics	314.5	353.3	(11.0)	0.2	(11.2)
Segment net sales	1,104.4	1,366.7	(19.2)	0.3	(19.5)
Medicaid lawsuit	—	(534.4)	*	*	*
Net sales	$1,104.4	$832.3	32.7%	0.3%	32.4%
*Not meaningful

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
SELECT PRODUCT LINE NET SALES
(unaudited, in millions)

	Six Months Ended
	June 25, 2021	June 26, 2020	Percent change	Currency impact	Constant-currency growth
Specialty Brands
Acthar	$280.5	$381.3	(26.4)%	—%	(26.4)%
Inomax	239.9	296.6	(19.1)	0.2	(19.3)
Ofirmev	19.3	127.3	(84.8)	—	(84.8)
Therakos	135.3	111.5	21.3	2.9	18.4
Amitiza	106.2	90.5	17.3	—	17.3
Other	8.7	6.2	40.3	—	40.3
Specialty Brands Total	789.9	1,013.4	(22.1)	0.4	(22.5)

Specialty Generics
Hydrocodone (API) and hydrocodone-containing tablets	43.8	51.9	(15.6)	—	(15.6)
Oxycodone (API) and oxycodone-containing tablets	34.3	31.9	7.5	—	7.5
Acetaminophen (API)	97.2	99.6	(2.4)	—	(2.4)
Other controlled substances	127.1	161.4	(21.3)	0.3	(21.6)
Other	12.1	8.5	42.4	—	42.4
Specialty Generics Total	314.5	353.3	(11.0)	0.2	(11.2)
Segment net sales	1,104.4	1,366.7	(19.2)	0.3	(19.5)
Medicaid lawsuit	—	(534.4)	*	*	*
Net sales	$1,104.4	$832.3	32.7%	0.3%	32.4%
*Not meaningful

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in millions)

	June 25, 2021	December 25, 2020
Assets
Current Assets:
Cash and cash equivalents	$1,254.9	$1,070.6
Accounts receivable, net	449.8	538.8
Inventories	354.8	344.9
Prepaid expenses and other current assets	280.4	350.0
Total current assets	2,339.9	2,304.3
Property, plant and equipment, net	779.4	833.1
Intangible assets, net	5,829.4	6,184.5
Other assets	388.0	393.5
Total Assets	$9,336.7	$9,715.4

Liabilities and Shareholders' Equity
Current Liabilities:
Current maturities of long-term debt	$1,703.0	$3,587.9
Accounts payable	101.7	93.3
Accrued payroll and payroll-related costs	102.5	79.4
Accrued interest	27.7	26.9
Accrued and other current liabilities	372.5	331.2
Total current liabilities	2,307.4	4,118.7
Pension and postretirement benefits	33.4	34.6
Environmental liabilities	59.2	59.8
Deferred income taxes	67.3	80.6
Other income tax liabilities	98.6	100.1
Other liabilities	94.4	109.8
Liabilities subject to compromise	5,900.4	4,192.6
Total Liabilities	8,560.7	8,696.2
Shareholders' Equity:
Preferred shares	—	—
Ordinary shares	18.9	18.8
Ordinary shares held in treasury at cost	(1,616.1)	(1,616.1)
Additional paid-in capital	5,593.6	5,587.6
Retained deficit	(3,211.2)	(2,961.5)
Accumulated other comprehensive loss	(9.2)	(9.6)
Total Shareholders' Equity	776.0	1,019.2
Total Liabilities and Shareholders' Equity	$9,336.7	$9,715.4

MALLINCKRODT PLC
(DEBTOR-IN-POSSESSION)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in millions)

	Six Months Ended
	June 25, 2021	June 26, 2020
Cash Flows From Operating Activities:
Net loss	$(249.7)	$(983.3)
Adjustments to reconcile net cash from operating activities:
Depreciation and amortization	337.6	439.4
Share-based compensation	6.0	13.3
Deferred income taxes	(13.2)	314.1
Non-cash impairment charges	64.5	63.5
Reorganization items, net	15.7	—
Other non-cash items	(15.5)	(12.9)
Changes in assets and liabilities:
Accounts receivable, net	89.0	83.6
Inventories	(14.3)	(27.2)
Accounts payable	(2.3)	(45.7)
Income taxes	22.8	(219.8)
Medicaid lawsuit	(3.2)	639.7
Other	86.6	(40.1)
Net cash from operating activities	324.0	224.6
Cash Flows From Investing Activities:
Capital expenditures	(29.2)	(31.3)
Proceeds from divestitures, net of cash	15.7	(3.5)
Other	0.3	6.0
Net cash from investing activities	(13.2)	(28.8)
Cash Flows From Financing Activities:
Repayment of external debt	(123.5)	(129.6)
Debt financing costs	—	(9.1)
Repurchase of shares	—	(0.3)
Other	—	(19.2)
Net cash from financing activities	(123.5)	(158.2)
Effect of currency rate changes on cash	0.3	(0.5)
Net change in cash, cash equivalents and restricted cash	187.6	37.1
Cash, cash equivalents and restricted cash at beginning of period	1,127.0	822.6
Cash, cash equivalents and restricted cash at end of period	$1,314.6	$859.7

Cash and cash equivalents at end of period	$1,254.9	$818.3
Restricted cash included in prepaid expenses and other assets at end of period	23.4	5.4
Restricted cash included in other long-term assets at end of period	36.3	36.0
Cash, cash equivalents and restricted cash at end of period	$1,314.6	$859.7